UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                                                September 21, 2010

Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	39-1600938
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

900 Walnut Ridge Drive
Hartland, Wisconsin	53029-8347
(Address of Principal Executive Offices)	(ZIP Code)

(262) 367-0700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Merge Healthcare Incorporated (the “Company”) held on September 21, 2010 (the “Annual Meeting”), the stockholders approved an amendment to the Company’s 2005 Equity Incentive Plan to increase the number of shares of common stock issuable under the plan by 3,000,000 shares from 10,500,000 to 13,500,000 shares.  The foregoing is qualified in its entirety by the terms of the 2005 Equity Incentive Plan adopted March 4, 2005, as amended, which is hereby incorporated herein by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A, filed on August 12, 2010.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Our Annual Meeting was held on September 21, 2010.  At the time of our Annual Meeting, we had received executed proxies from our stockholders of record as of August 12, 2010, the record date for our Annual Meeting, representing 66,859,239 shares.  Matters voted on and the results of such votes are as follows:

The holders of 62,308,855 shares voted FOR an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock by 50,000,000 shares to 150,000,000 shares; the holders of 1,530,088 shares voted AGAINST the amendment, and the holders of 20,292 shares ABSTAINED.

The holders of 44,123,390 shares voted FOR an amendment to our 2005 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 3,000,000 to 13,500,000; the holders of 8,911,562 shares voted AGAINST the amendment, and the holders of 14,440 shares ABSTAINED.

The holders of 66,575,453 shares voted FOR ratification of our appointment of the firm BDO USA, LLP as our independent registered public accounting firm for the 2010 fiscal year; the holders of 45,439 shares voted AGAINST such ratification, and the holders of 238,347 shares ABSTAINED.

Of the proxies represented at our Annual Meeting, the following number of shares were voted FOR and WITHHELD authority for the following seven (7) individuals to serve as our Directors until the next annual meeting of the stockholders, or otherwise as provided in our bylaws:

	Votes For	Votes Against or Withheld	Result
Elect Dennis Brown to serve as Director until the next annual meeting of stockholders	52,458,344	591,048	Elected

Elect Justin C. Dearborn to serve as Director until the next annual meeting of stockholders	52,426,008	623,384	Elected

Elect Michael W. Ferro, Jr. to serve as Director until the next annual meeting of stockholders	52,366,390	683,002	Elected

Elect Gregg G. Hartemayer to serve as Director until the next annual meeting of stockholders	51,980,732	1,068,660	Elected

Elect Richard A. Reck to serve as Director until the next annual meeting of stockholders	52,140,339	909,053	Elected

Elect Neele E. Stearns, Jr. to serve as Director until the next annual meeting of stockholders	52,459,574	589,818	Elected

Elect Jeffrey A. Surges to serve as Director until the next annual meeting of stockholders	52,459,608	589,784	Elected

No other business was brought before the Annual Meeting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 23, 2010

MERGE HEALTHCARE INCORPORATED
By:	/s/ Ann Mayberry-French
	Name:	Ann Mayberry-French
	Title:	General Counsel